UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 7, 2022

ZOGENIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34962	20-5300780
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5959 Horton Street, Suite 500 Emeryville, CA	94608
(Address of principal executive offices)	(Zip Code)

(510) 550-8300

(Registrant’s telephone number, include area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ZGNX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

As previously disclosed, Zogenix, Inc., a Delaware corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of January 18, 2022, with UCB S.A., a société anonyme formed under the laws of Belgium (“Parent”) and Zinc Merger Sub, Inc. (“Merger Sub”), a Delaware corporation and an indirect wholly owned subsidiary of Parent.

Pursuant to the Merger Agreement, on February 1, 2022, Merger Sub commenced a tender offer (the “Offer”) to acquire all of the Company’s outstanding shares of common stock, par value $0.001 per share (the “Company Shares”) at a price equal to (i) $26.00 per Company Share (the “Closing Amount”), net to the seller thereof in cash, subject to reduction for any applicable withholding taxes and without interest, plus (ii) one non-transferrable contingent value right per Company Share representing the right to receive a contingent payment of $2.00 (each, a “CVR,” and the Closing Amount plus one CVR, collectively, or any greater amount per Company Share that may be paid pursuant to the Offer, being hereinafter referred to as the “Offer Price”), net to the holder thereof in cash, subject to reduction for any applicable withholding taxes and without interest, upon the achievement of the milestone (the “Milestone”) specified in, and on the other terms and subject to the other conditions set forth in, the contingent value rights agreement entered into by and between Parent and American Stock Transfer & Trust Company, LLC (the “CVR Agreement”). The terms and conditions of the Offer were set forth in the Offer to Purchase dated February 1, 2022 (as amended or supplemented from time to time, the “Offer to Purchase”), and in the related Form of Letter of Transmittal, filed as Exhibit (a)(1)(A) and Exhibit (a)(1)(B), respectively, to the Schedule TO originally filed with the SEC by Parent and Merger Sub on February 1, 2022, as amended or supplemented from time to time (the “Schedule TO”).

The Offer expired at 5:00 p.m., Eastern Time, on March 4, 2022 (the “Expiration Time”). American Stock Transfer & Trust Company, LLC, in its capacity as depositary for the Offer, has advised Parent and Merger Sub that, as of expiration of the Offer, a total of 37,646,050 Company Shares had been validly tendered and not validly withdrawn pursuant to the Offer, representing approximately 66.8591% of the outstanding Company Shares as of the expiration of the Offer. The number of Company Shares validly tendered and not validly withdrawn pursuant to the Offer satisfies the Minimum Condition of the Offer (as defined in the Merger Agreement). All conditions to the Offer having been satisfied, on March 7, 2022, Merger Sub accepted for payment all Company Shares validly tendered and not validly withdrawn prior to the Expiration Time. Parent and Merger Sub are required to make prompt payment of the Offer Price for such Company Shares.

Following the consummation of the Offer, on March 7, 2022, the Company completed, without a meeting of the Company’s stockholders and in accordance with Section 251(h) of the General Corporation Law of the State of Delaware and the Merger Agreement, its merger with Merger Sub, whereby Merger Sub merged with and into the Company, with the Company continuing as the surviving corporation and an indirect wholly owned subsidiary of Parent (the “Merger”).

Item 1.01.	Entry into a Material Definitive Agreement

In connection with the consummation of the Merger, the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), entered into a First Supplemental Indenture, dated as of March 7, 2022, which amends and supplements the Indenture (the “Indenture”), dated as of September 28, 2020, by and among the Company and U.S. Bank National Association, as predecessor to the Trustee, governing the Company’s 2.75% Convertible Senior Notes due 2027 (the “Notes”) in the aggregate principal amount of $230,000,000. The First Supplemental Indenture was entered into to provide for a change in the conversion right of the Notes resulting from the Merger.

The First Supplemental Indenture provides that, from and after the effective time of the Merger (the “Effective Time”), the right to convert each $1,000 principal amount of the Notes based on a number of Company Shares equal to the Conversion Rate (as defined in the Indenture) in effect immediately prior to the Merger will be changed into a right to convert such principal amount of Notes solely into (i) prior to the earlier of the occurrence of the Milestone and December 31, 2023, $26.00 in cash and one (1) CVR, (ii) after the occurrence of the Milestone on or prior to December 31, 2023, $26.00 in cash and one Milestone Payment (as defined in the CVR Agreement) in cash and (iii) after December 31, 2023 if the Milestone has not occurred on or prior to such date, $26.00 in cash.

The First Supplemental Indenture also provides that the Company irrevocably elects to eliminate Cash Settlement and Combination Settlement (each as defined in the Indenture) and that its obligations to convert the Notes will be satisfied solely by Physical Settlement (as defined in the Indenture).

The foregoing description of the Indenture and the First Supplemental Indenture does not purport to be complete and is subject to, and qualified in its entirety, by the full text of the Indenture, which was included as Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on September 28, 2020, and is incorporated into this Item 1.01 of this Current Report on Form 8-K by reference, and the full text of the First Supplemental Indenture, which is included as Exhibit 4.1 hereto, is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets Entry

At the Effective Time, each Company Share outstanding immediately prior to the Effective Time (other than Company Shares (i) owned by Parent, the Company or any of their respective wholly owned subsidiaries immediately prior to the Effective Time or (ii) owned by Company stockholders who were entitled to demand and properly and validly demanded their appraisal rights for such Company Shares under Delaware law) was automatically converted into the right to receive consideration equal to the Offer Price.

In addition, effective as of the Effective Time, (i) each outstanding Company stock option with an exercise price per share less than $26.00, whether or not then exercisable or vested, was automatically canceled and converted into the right to receive (A) $26.00 in cash (less the applicable exercise price) multiplied by the number of Company Shares subject to such Company stock option plus (B) one CVR for each Company Share subject to such Company stock option, (ii) each Company stock option with an exercise price per share of at least $26.00 but less than $28.00, whether or not then exercisable or vested, was automatically canceled and converted into the right to receive, if and when (and only if and when) payments in respect of CVRs are required to be made under the CVR Agreement, $28.00 in cash (less the applicable exercise price) multiplied by the number of Company Shares subject to such Company stock option, (iii) each Company stock option with an exercise price per share greater than or equal to $28.00, whether or not then exercisable or vested, was automatically canceled for no consideration, (iv) each outstanding Company restricted stock unit (“RSU”) was automatically canceled and converted into the right to receive (A) $26.00 in cash multiplied by the number of Company Shares subject to such RSU plus (B) one CVR for each Company Share subject to such RSU, and (v) each outstanding Company performance stock unit (“PSU”) was automatically canceled and converted into the right to receive (A) $26.00 in cash multiplied by the number of Company Shares subject to such PSU (assuming achievement in full of all performance objectives) plus (B) one CVR for each Company Share subject to such PSU (assuming achievement in full of all performance objectives), in each case without interest and subject to any deduction for any withholding taxes.

The total transaction value of the Offer and the Merger (net of the Company’s cash) is approximately $1.9 billion, inclusive of the Closing Amount and CVR.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement (including all annexes and exhibits thereto), a copy of which was filed as Exhibit 2.1 of the Current Report on Form 8-K filed by the Company with the SEC on January 19, 2022 and is incorporated into this report by reference in its entirety.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

On March 7, 2022, the Company notified The Nasdaq Stock Market LLC (“Nasdaq”) that the Offer and the Merger had been completed, and requested that trading of Company Shares on Nasdaq be halted prior to the opening of trading on March 7, 2022 and suspended at the close of trading on March 7, 2022. In addition, on March 7, 2022, the Company requested that Nasdaq file with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 in order to effect the delisting of the Company Shares from Nasdaq.

Additionally, the Company intends to file with the SEC a certification and notice of termination on Form 15 with respect to the Company Shares, requesting that such shares be deregistered under the Exchange Act, and that the reporting obligations of the Company with respect to the Company Shares under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth under the Introductory Note and under Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

At the Effective Time, holders of Company Shares immediately prior to such time ceased to have any rights as stockholders of the Company (other than their right to receive the Offer Price for each Company Share held, pursuant to the Merger Agreement).

Item 5.01.	Changes in Control of Registrant.

The information set forth under the Introductory Note and under Items 2.01, 3.03, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

At the Effective Time, as a result of the Merger, UCB Biosciences, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent, became the sole stockholder of the Company. As a result, a change of control of the Company occurred. Parent funded the acquisition through a combination of existing cash resources and new debt financing, as described in the Offer to Purchase.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Directors

As of the Effective Time, in accordance with the Merger Agreement, each member of the board of directors of the Company (the “Board”) resigned from the Board and from all committees of the Board on which such directors served. The members of the Board immediately prior to the Effective Time were Cam L. Garner, Louis C. Bock, James B. Breitmeyer, Stephen J. Farr, Caroline M. Loewy, Erle T. Mast, Mary E. Stutts, Renee Tannenbaum, Denelle J. Waynick and Mark Wiggins.

Immediately following the Effective Time, in accordance with the Merger Agreement, Iris Loew-Friedrich, Jennifer Trevett and Thiyagaraja Ravindran, the directors of Merger Sub immediately prior to the Effective Time, were appointed as the directors of the Company. Biographical and other information with respect to the new directors is set forth in Schedule I to the Offer to Purchase, a copy of which is attached as Exhibit (a)(1)(A) to the Schedule TO.

Officers

As of the Effective Time, in accordance with the Merger Agreement, the executive officers of the Company immediately prior to the Merger remained in their respective positions as the executive officers of the Company.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Pursuant to the Merger Agreement, as of the Effective Time, the Fifth Amended and Restated Certificate of Incorporation of the Company, as in effect immediately prior to the Effective Time, was amended and restated in its entirety (as so amended and restated, the “Amended and Restated Certificate of Incorporation”). The Amended and Restated Certificate of Incorporation is filed as Exhibit 3.1 hereto and incorporated by reference into this Item 5.03.

In addition, as of the Effective Time, in accordance with the Merger Agreement, the Amended and Restated Bylaws of the Company, as in effect immediately prior to the Effective Time, were amended and restated in their entirety (the “Bylaws”). The Bylaws, as so amended and restated, are filed as Exhibit 3.2 hereto and incorporated by reference into this Item 5.03.

Item 8.01.	Other Events.

In accordance with General Instruction G(3) of Form 10-K, the Company will file an amendment to our Form 10-K for the fiscal year ended December 31, 2021 on or before March 7, 2022 to include those items required by Part III of Form 10-K, including the sections entitled “Compensation Discussion & Analysis” and “Executive Compensation”.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

2.1	Agreement and Plan of Merger, dated January 18, 2022, among UCB S.A., Zinc Merger Sub, Inc. and Zogenix, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on January 19, 2022)*

3.1	Amended and Restated Certificate of Incorporation of Zogenix, Inc.

3.2	Bylaws of Zogenix, Inc.

4.1	First Supplemental Indenture, dated March 7, 2022, by and between Zogenix, Inc. and U.S. Bank Trust Company, National Association, as trustee

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

The schedules to the Agreement and Plan of Merger have been omitted from this filing pursuant to Item 601(b)(2)(ii) of Regulation S-K. The Company will furnish copies of any such schedules to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOGENIX, INC.

Date: March 7, 2022	By:	/s/ Stephen J. Farr
Stephen J. Farr President and Chief Executive Officer (Principal Executive Officer)